SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 17, 1998



                                 PhyMatrix Corp.
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             (Exact name of registrant as specified in its charter)


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
           Delaware                                    0-27568                                65-0617076
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State or other jurisdiction of                  Commission File Number             IRS Employer Identification No.
        incorporation
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                      777 South Flagler Drive, Suite 1000E
                            West Palm Beach, FL 33401
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                    (Address of principal executive offices)



                                 (561) 655-3500
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                         (Registrant's telephone number,
                              including area code)



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Item 5.  Other Events.

       On August 17, 1998, the Company issued the following press release:

                          "PHYMATRIX BOARD TO IMPLEMENT
                             STRATEGIC ALTERNATIVES

WEST PALM BEACH, Fla., August 17, 1998 -- PhyMatrix Corp. (Nasdaq: PHMX), today announced that the Company's Board of Directors approved several strategic alternatives to enhance stockholder value at its Board meeting Wednesday, August 12, 1998.

The Board authorized a series of initiatives designed to establish PhyMatrix as the preeminent market share leader of Clinical Trials Site Management Organizations. The Company will link its nationally focused expanding hospital affiliations and its 92 physician networks with the Clinical Trials Site Management operations.

The Board approved, consistent with achieving its stated restructuring goal, its plan to divest and exit the Physician Practice Management (PPM) component and its ancillary service businesses, which include diagnostic imaging, infusion, home health, lithotripsy and radiation therapy.

As part of its restructuring, PhyMatrix plans to establish an integrated development company. The Company will expand into non-healthcare development as well as continuing medical-related projects through its wholly owned subsidiary, DASCO. In addition, the Company announced the resignation of Bruce Rendina as CEO and President of DASCO and the appointment of Abraham D. Gosman as CEO.

Mr. Gosman, Chairman and CEO of PhyMatrix, stated, "I look forward to adding my many years of experience and expertise in non-healthcare related development in a more direct hands-on manner while continuing to provide support to the growth and success of DASCO development facility company."

Mr. Gosman continued, "After serious consideration, we clearly identified that our strengths were in clinical trials site management, coupled with the value of our physician provider networks and opportunity to grow our hospital affiliations like our Beth Israel/Continuum Health Partners' agreement."

Robert Miller, President of PhyMatrix, added, "The approved initiatives will move PhyMatrix and position it as a more clearly focused company targeted to the fragmented, low penetration, high-growth clinical trials site management organization business. The clinical trials site management component closely integrates PhyMatrix's strength in its hospital affiliation and provider networks."

This release contains forward looking statements regarding PhyMatrix's (the Company) future plans, operations and prospects. The Company's plans and actions could differ materially from the results anticipated in these forward-looking statements as a result of uncertainties, including risks related to growth acquisitions, government regulation, capital requirements and other factors identified in PhyMatrix's filing with the Securities and Exchange Commission."


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       PHYMATRIX CORP.


                                                       By: /s/ Robert A. Miller
                                                           --------------------
                                                           Robert A. Miller
                                                           President


Dated: August 20, 1998